EXHIBIT 10.4


                         MEDICAL SCIENCE SYSTEMS, INC.

                               AGENCY AGREEMENT


Fine Equities, Inc.
600 Third Avenue
New York, New York  10016

                                                June 15, 1999

Gentlemen:

            Medical Science Systems, Inc., a Texas corporation (the "Company"), proposes to offer for sale to purchasers qualifying as "accredited investors" under Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), in a private placement, up to $5,000,000 in aggregate purchase price of the Company's Series A Preferred Stock, no par value ("Shares"). A minimum of $2,500,000 in aggregate purchase price of Shares ("Minimum Offering") and a maximum of $5,000,000 in aggregate purchase price of Shares ("Maximum Offering") will be sold in the offering at a price of $2.50 per Share. The Shares will be offered on a "best efforts" basis. The Shares are being offered pursuant to the Private Placement Memorandum dated April 14, 1999 (the "Offering Memorandum") and related documents in accordance with Section 4(2) of the Securities Act and Regulation D promulgated thereunder.

            Fine Equities, Inc. is sometimes referred to herein as the "Placement Agent." The Offering Memorandum (including the exhibits thereto), as it may be amended from time to time, and the form of proposed subscription agreement between the Company and each subscriber (the "Subscription Agreement") and the exhibits, if any, which are part of the Offering Memorandum and Subscription Agreement are collectively referred to herein as the "Offering Documents."

            The Company will prepare and deliver to the Placement Agent a reasonable number of copies of the Offering Documents in form and substance satisfactory to counsel to the Placement Agent.

            Each prospective investor subscribing to purchase Shares (each, a "Subscriber") will be required to deliver, among other things, a Subscription Agreement and a confidential investor questionnaire ("Questionnaire") in the form to be provided to offerees. Capitalized terms used herein, unless otherwise defined or unless the context otherwise indicates, shall have the same meanings provided in the Offering Documents.

            1.    APPOINTMENT OF PLACEMENT AGENT.

                  (a) You are hereby appointed exclusive Placement Agent of the Company (subject to your right to have Selected Dealers, as defined in Section 1(c) hereof, participate in the Offering) for the duration of the Offering (the "Offering Period") herein specified for the purposes of assisting the Company in finding qualified Subscribers pursuant to the offering (the "Offering") described in the Offering Documents. The "Offering Period" shall commence on the day the Offering Documents are first made available to you by the Company for delivery in connection with the offering for sale of the Shares and shall continue until the earlier to occur of (i) the sale of all of the Maximum Offering or (ii) July 14, 1999 (unless extended for a period of 30 days under circumstances specified in the Offering Memorandum). If the Minimum Offering is not sold prior to the end of the Offering Period, the Offering will be terminated and all funds received from Subscribers will be returned, without interest and without any deduction. The day that the Offering Period terminates is hereinafter referred to as the "Termination Date."

                  (b) Subject to the performance by the Company of all of its obligations to be performed under this Agreement and to the completeness and accuracy of all representations and warranties of the Company contained in this Agreement, Fine Equities, Inc. hereby accepts such agency and agrees to use its best efforts to assist the Company in finding qualified Subscribers pursuant to the Offering described in the Offering Documents. It is understood that the Placement Agent has no commitment to sell the Shares. Your agency hereunder is not terminable by the Company except upon termination of the Offering Period.

                  (c) You may engage other persons, selected by you in your discretion, that are members of the National Association of Securities Dealers, Inc., ("NASD") and that have executed a Selected Dealers Agreement substantially in the form attached hereto as Schedule A, to assist you in the Offering (each such person being hereinafter referred to as a "Selected Dealer") and you may allow such persons such part of the compensation and payment of expenses payable to you hereunder as you shall determine. Each Selected Dealer shall be required to agree in writing to comply with the provisions of, and to make the representations, warranties and covenants contained in, this Section 1.

                  (d) Subscriptions for Shares shall be evidenced by the execution by subscribers of a Subscription Agreement. No Subscription Agreement shall be effective unless and until it is accepted by the Company. Until the Closing (as defined herein), all subscription funds received shall be held as described in the Subscription Agreement. The Placement Agent shall not have any obligation to independently verify the accuracy or completeness of any information contained in any Subscription Agreement or the authenticity, sufficiency, or validity of any check delivered by any prospective investor in payment for Shares.

            2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Placement Agent and each Selected Dealer, if any, as follows:

                  (a) SECURITIES LAW COMPLIANCE. The Offering Documents conform in all respects with the requirements of Section 4(2) of the Securities Act and Regulation D promulgated thereunder and with the requirements of all other published rules and regulations of


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
the Securities and Exchange Commission (the "Commission") currently in effect relating to "private offerings" to "accredited investors" of the type contemplated by the Company. The Offering Documents will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. If at any time prior to the completion of the Offering or other termination of this Agreement any event shall occur as a result of which it might become necessary to amend or supplement the Offering Documents so that they do not include any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then existing, not misleading, the Company will promptly notify you and will supply you with amendments or supplements correcting such statement or omission. The Company will also provide the Placement Agent for delivery to all offerees and purchasers and their representatives, if any, any information, documents and instruments which the Placement Agent deems necessary to comply with applicable state and federal law.

                  (b) ORGANIZATION. Each of the Company and the Subsidiaries (as hereinafter defined) is a corporation duly organized, validly existing and in good standing under the laws of its state or country of organization and has all requisite corporate power and authority to own and lease its properties, to carry on its business as currently conducted and as proposed to be conducted, to execute and deliver this Agreement and to carry out the transactions contemplated by this Agreement, as appropriate and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business or ownership or leasing of its properties requires it to be so qualified.

                  (c) CAPITALIZATION. The authorized, issued and outstanding capital stock of the Company prior to the consummation of the transactions contemplated hereby is as set forth in the Offering Documents. All issued and outstanding shares of the Company are validly issued, fully paid and nonassessable and have not been issued in violation of the preemptive rights of any stockholder of the Company. All prior sales of securities of the Company were either registered under the Act and applicable state securities laws or exempt from such registration, and no security holder has any rescission rights with respect thereto.

                  (d) WARRANTS, PREEMPTIVE RIGHTS, ETC. Except for the warrants to purchase shares of the Company's common stock, no par value ("Common Stock") to be issued to you or your designees in consideration for your acting as Placement Agent hereunder (the "Agent's Warrants"), and except as set forth in or contemplated by the Offering Documents, there are not, nor will there be immediately after the Closing (as hereinafter defined), any outstanding warrants, options, agreements, convertible securities, preemptive rights to subscribe for or other commitments pursuant to which the Company is, or may become, obligated to issue any shares of its capital stock or other securities of the Company and this Offering will not cause any anti-dilution adjustments to such securities or commitments except as reflected in the Offering Documents.

                  (e) SUBSIDIARIES AND INVESTMENTS. The Company has no subsidiaries other than Medical Science Systems France E.U., a French corporation, and Medical Science Systems Laboratory Services, Inc., a Delaware corporation (the "Delaware Subsidiary")


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
(collectively, the "Subsidiaries"). The Company does not own, directly or indirectly, any capital stock or other equity ownership or proprietary interests in any other corporation, association, trust, partnership, joint venture or other entity. The Company owns all of the capital stock of the Subsidiaries, and there are no warranties, options, agreements, convertible securities, preemptive rights to subscribe for or other commitments pursuant to which any of the Subsidiaries may become obligated to issue any shares of its capital stock or any other securities to any person other than the Company.

                  (f) FINANCIAL STATEMENTS. The financial information contained in the Offering Documents is accurate in all material respects. The Company's Form 10-KSB for the year ended December 31, 1998 contains the Company's (i) Balance Sheets at December 31, 1998 (the "Balance Sheet Date"), (ii) Statements of Operations for each of the last two years ending December 31, 1997 and December 31, 1998, and (iii) Statements of Cash Flows for each of the last two years ending December 31, 1997 and December 31, 1998 (such financial statements attached to the Offering Documents hereinafter referred to collectively as the "Financial Statements"). The Financial Statements have been prepared in conformity with generally accepted accounting principles consistently applied and show all material liabilities, absolute or contingent, of the Company required to be recorded thereon and present fairly the financial position and results of operations of the Company as of the dates and for the periods indicated.

                  (g) ABSENCE OF CHANGES. Other than as set forth in the Offering Documents, since the Balance Sheet Date, neither the Company nor any Subsidiary has incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, or entered into any transaction not in the ordinary course of business, which is material to the business of the Company and the Subsidiaries, taken as a whole, and there has not been any change in the capital stock of, or any incurrence of long-term debt by, the Company or any Subsidiary, or any issuance of options, warrants or other rights to purchase the capital stock of the Company or any Subsidiary, or any adverse change or any development involving, so far as the Company can now reasonably foresee, a prospective adverse change in the condition (financial or otherwise), net worth, results of operations, business, key personnel or properties which would be material to the business or financial condition of the Company or any Subsidiary, and neither the Company nor any Subsidiary has become a party to, and neither the business nor the property of the Company or any Subsidiary has become the subject of, any material litigation whether or not in the ordinary course of business.

                  (h) TITLE. Each of the Company and the Subsidiaries has good and valid title to all properties and assets, owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are not materially significant or important in relation to the Company's and the Subsidiaries' business, taken as a whole; all of the material leases and subleases under which each of the Company and the Subsidiaries is the lessor or sublessor of properties or assets or under which each of the Company and the Subsidiaries holds properties or assets as lessee or sublessee are in full force and effect, and neither the Company nor any Subsidiary is in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no material claim has been asserted by anyone adverse to rights of the Company or any Subsidiary as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company or any


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
Subsidiaries to continued possession of the leased or subleased premises or assets under any such lease or sublease. The Company owns or leases all such properties as are necessary to its operations as now conducted and to be conducted, as presently planned.

                  (i) PROPRIETARY RIGHTS. Each of the Company and the Subsidiaries owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, service marks, copyrights, trade secrets, processes, formulations, technology or know-how used or proposed to be used in the conduct of its business as described in or contemplated by the Offering Documents (the "Proprietary Rights"). Other than as set forth in the Offering Documents, neither the Company nor any Subsidiary has received any notice of any claims, nor does it have any knowledge of any threatened claims, and knows of no facts which would form the basis of any claim, asserted by any person to the effect that the sale or use of any product or process now used or offered by the Company or any Subsidiary or proposed to be used or offered by the Company or any Subsidiary infringes on any patents or infringes upon the use of any such Proprietary Rights of another person and, to the best of the Company's knowledge, no others have infringed the Company's or any Subsidiary's Proprietary Rights.

                  (j) LITIGATION. Other than as set forth in the Offering Documents, there is no material action, suit, investigation, customer complaint, claim or proceeding at law or in equity by or before any arbitrator, governmental instrumentality or other agency now pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary the adverse outcome of which would materially adversely affect the Company's or any Subsidiary's business or prospects. Neither the Company nor any Subsidiary is subject to any judgment, order, writ, injunction or decree of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which would materially adversely affect the Company's or any Subsidiary's business or prospects.

                  (k) NON-DEFAULTS; NON-CONTRAVENTION. Neither the Company nor any Subsidiary is in violation of or default under, nor will the execution and delivery of this Agreement or any of the Offering Documents, the Escrow Agreement or the Agent's Warrants or consummation of the transactions contemplated herein or therein result in a violation of or constitute a default in the performance or observance of any obligation (i) under its Articles of Incorporation, or its By-laws, or any indenture, mortgage, contract, material purchase order or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or its property is bound or affected (all of which are listed on Schedule 2(k) to this Agreement) or (ii) with respect to any material order, writ, injunction or decree of any court of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and there exists no condition, event or act which constitutes, nor which after notice, the lapse of time or both, could constitute a default under any of the foregoing, which in either case would have a material adverse effect on the business, financial condition or prospects of the Company or any Subsidiary, other than violations, breaches or defaults as may result from the issuance of shares of Common Stock prior to the Company's Articles of Incorporation being amended to increase the authorized number of shares of Common Stock to a number sufficient to allow the issuance of all of the Company's Common Stock currently reserved for issuance, including the Common Stock to be issued upon conversion of the shares.


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
                  (l) TAXES. Each of the Company and the Subsidiaries has filed all Federal, state, local and foreign tax returns which are required to be filed by it and all such returns are true and correct in all material respects. Each of the Company and the Subsidiaries has paid all taxes pursuant to such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party. Each of the Company and the Subsidiaries has properly accrued all taxes required to be accrued. The tax returns of the Company and each Subsidiary have never been audited by any state, local or Federal authorities. Neither the Company nor any Subsidiary has waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency.

                  (m) COMPLIANCE WITH LAWS; LICENSES, ETC. Other than as set forth in the Offering Documents, neither the Company nor any Subsidiary has received notice of any violation of or noncompliance with any Federal, state, local or foreign, laws, ordinances, regulations and orders applicable to its business which has not been cured, the violation of, or noncompliance with which, would have a materially adverse effect on the business or operations of the Company or any Subsidiary. Each of the Company and the Subsidiaries has all licenses and permits and other governmental certificates, authorizations and permits and approvals (collectively, "Licenses") required by every Federal, state and local government or regulatory body for the operation of its business as currently conducted and the use of its properties, except where the failure to be licensed would not have a material adverse effect on the business of the Company or any Subsidiary. The Licenses are in full force and effect and no violations are or have been recorded in respect of any License and no proceeding is pending or threatened to revoke or limit any thereof.

                  (n) AUTHORIZATION OF AGREEMENT, ETC. This Agreement has been duly and validly authorized, executed and delivered by the Company and the execution, delivery and performance by the Company of this Agreement, the Subscription Agreement, and the Escrow Agreement have been duly authorized by all requisite corporate action by the Company and when delivered, constitute or will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms.

                  (o) AUTHORIZATION OF SHARES, ETC. The issuance, sale and delivery of the Shares and the Agent's Warrants have been duly authorized by all requisite corporate action of the Company. When so issued, sold and delivered, the Shares and the Agent's Warrants will be duly executed, issued and delivered and will constitute valid and legal obligations of the Company enforceable in accordance with their respective terms and, in each case, will not be subject to preemptive or any other similar rights of the stockholders of the Company or others.

                  (p) AUTHORIZATION OF RESERVED SHARES. Assuming approval by the Company's stockholders of the conversion of the Shares and assuming approval by the stockholders of an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock to a number sufficient to allow the issuance of all shares of Common Stock reserved for issuance, including, the Common Stock to be issued upon conversion of the Shares, and upon the effectiveness of such amendment, when issued and


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delivered, the shares of Common Stock issuable upon conversion of the Shares will be validly issued and outstanding, fully paid and nonassessable. The Company will use all reasonable efforts to promptly obtain the foregoing approvals. When issued, sold, paid for and delivered, the shares of Common Stock issuable upon conversion of the Shares and exercise of the Agent's Warrants (the "Reserved Shares") will be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive or any other similar rights of the stockholders of the Company or others.

                  (q) EXEMPTION FROM REGISTRATION. Assuming (i) the accuracy of the information provided by the respective subscribers in the Subscription Agreement and (ii) that the Placement Agent has complied in all material respects with the provisions of Regulation D promulgated under the Securities Act, the offer and sale of the Shares pursuant to the terms of this Agreement are exempt from the registration requirements of the Securities Act and the rules and regulations promulgated thereunder (the "Regulations"). The Company is not disqualified from the exemption under Regulation D by virtue of the disqualifications contained in Rule 505(b)(2)(iii) or Rule 507 promulgated thereunder.

                  (r) REGISTRATION RIGHTS. Other than as set forth in the Offering Documents, except with respect to holders of the Shares and the Agent's Warrants, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

                  (s) BROKERS. Neither the Company nor any of its officers, directors, employees or stockholders has employed any broker or finder in connection with the transactions contemplated by this Agreement other than the Placement Agent.

                  (t) TITLE TO SHARES. Assuming approval by the Company's stockholders of the conversion of the Shares and assuming approval by the stockholders of an amendment to the Company's Articles of Incorporation increasing the number of authorized shares of Common Stock to a number sufficient to allow the issuance of all shares of Common Stock reserved for issuance, including, the Common Stock to be issued upon conversion of the Shares, and upon the effectiveness of such amendment, when issued and delivered, the shares of Common Stock issuable upon conversion of the Shares will be validly issued and outstanding, fully paid and nonassessable. The Company will use all reasonable efforts to promptly obtain the foregoing approvals. When certificates representing the securities comprising the Shares and the Reserved Shares shall have been duly delivered to the purchasers and payment shall have been made therefor, the several purchasers shall have good and valid title to the Shares and the Reserved Shares free and clear of all liens, encumbrances and claims whatsoever (with the exception of claims arising or through the acts of the purchasers and except as arising from applicable federal and state securities laws), and the Company shall have paid all taxes, if any, in respect of the original issuance thereof.

                  (u) RIGHT OF FIRST REFUSAL. No person, firm or other business entity is a party to any agreement, contract or understanding, written or oral entitling such party to a right of first refusal with respect to the Company.


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
                  (v) SECURITIES EXCHANGE ACT COMPLIANCE. The Company has filed with the Securities and Exchange Commission ("SEC") on a timely basis all filings required of a company whose securities have been registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All information contained in such filings is true, accurate and complete in all material respects. The Company covenants to maintain the registration of its Common Stock under the Exchange Act and to make all filings thereunder on a timely basis. For the purpose of this paragraph, filings pursuant to Rule 12b-25 of the Exchange Act shall be deemed timely.

                  (w) NON-AFFILIATED DIRECTORS. The Company's Board of Directors has not less than two directors who are independent from, and unaffiliated with, management of the Company.

            3.    CLOSING; PLACEMENT AND FEES.

                  (a) CLOSING. Provided the Minimum Offering shall have been subscribed for and funds representing the sale thereof shall have cleared, a closing (the "Initial Closing") shall take place at the offices of the Placement Agent, 600 Third Avenue, New York, New York 10016 within ten (10) days following the Termination Date which date (the "Closing Date") may be accelerated or adjourned by agreement between the Company and the Placement Agent). At the Initial Closing, payment for the Shares issued and sold by the Company shall be made against delivery of certificates representing the Shares. In addition, subsequent Closings (if applicable) may be scheduled at the discretion of the Company and Placement Agent, each of which shall be deemed a "Closing" hereunder.

                  (b) CONDITIONS TO PLACEMENT AGENT'S OBLIGATIONS. The obligations of the Placement Agent hereunder will be subject to the accuracy of the representations and warranties of the Company herein contained as of the date hereof and as of each Closing Date, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                      (i) DUE QUALIFICATION OR EXEMPTION. (A) The offering contemplated by this Agreement will become qualified or be exempt from qualification under the securities laws of the several states pursuant to paragraph 4(e) below not later than the Closing Date, and (B) at the Closing Date no stop order suspending the sale of the Shares shall have been issued, and no proceeding for that purpose shall have been initiated or threatened;

                      (ii) NO MATERIAL MISSTATEMENTS. Neither the Blue Sky qualification materials nor the Offering Memorandum, or any supplement thereto, will contain an untrue statement of a fact which is material, or omits to state a fact, which is material and is required to be stated therein, or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                      (iii) COMPLIANCE WITH AGREEMENTS. The Company will have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to each Closing;


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
                      (iv) CORPORATE ACTION. The Company will have taken all necessary corporate action, including, without limitation, obtaining the approval of the Company's board of directors, for the execution and delivery of this Agreement, the performance by the Company of its obligations hereunder and the offering contemplated hereby;

                      (v) OPINION OF COUNSEL. The Placement Agent shall receive the opinion of Fulbright & Jaworski, dated the Closing(s), substantially to the effect that:

                              (A) each of the Company and the Delaware
Subsidiary has been duly organized and is validly existing and in good standing under the laws of the State of Texas and Delaware, respectively, and has the requisite corporate power and authority to own or hold its properties and conduct its business as now conducted;

                              (B) all of the issued and outstanding shares of
capital stock of the Delaware Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and all of the issued and outstanding shares of the capital stock of the Delaware Subsidiary are owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

                              (C) each of this Agreement, the Escrow Agreement
(as hereinafter defined), the Subscription Agreement and the Agent's Warrants has been duly authorized, executed and delivered by the Company, and constitutes the valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles;

                              (D) Except for the Shares and Agent's Warrants to
be issued as contemplated by this Agreement and any options issued pursuant to, or capital stock issuable upon conversion of any option issued pursuant to, the Company's employee stock option plan or the Company's employee stock purchase plan, to such counsel's knowledge, there are no outstanding warrants, options, agreements, convertible securities, preemptive rights or other commitments pursuant to which the Company is, or may become, obligated to issue any shares of its capital stock or other securities of the Company other than as set forth in the Offering Documents. The Shares have been duly authorized, validly issued and when issued in accordance with the terms of the Offering Memorandum and this Agreement, will be fully paid and nonassessable. Assuming approval by the Company's stockholders of the conversion of the Shares and assuming the Company's Articles of Incorporation are amended to increase the number of authorized shares, the issuance of the Reserved Shares has been duly authorized, and, upon issuance in accordance with the terms of the Articles of Incorporation, the Reserved Shares will be fully paid and nonassessable and not subject to preemptive or any other similar rights;

                              (E) assuming (i) the accuracy of the information
provided by the Subscribers in the Subscription Agreement and (ii) that the Placement Agent has complied in all material respects with the requirements of section 4(2) of the Securities Act (and
the provisions of Regulation D promulgated thereunder), the offer and sale of the Shares is exempt from the registration requirements of Section 5 of the Securities Act;

                              (F) THE EXECUTION, DELIVERY AND PERFORMANCE BY THE
COMPANY OF THIS AGREEMENT AND THE OFFERING DOCUMENTS AND THE CONSUMMATION BY THE COMPANY OF THE TRANSACTIONS CONTEMPLATED THEREBY DO NOT VIOLATE ANY PROVISION OF ANY APPLICABLE FEDERAL, STATE OR, TO OUR KNOWLEDGE, LOCAL LAW, RULE OR REGULATION (PROVIDED, THAT, WE EXPRESS NO OPINION WITH RESPECT TO REGISTRATION UNDER APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR EXEMPTIONS THEREFROM OF OFFERS AND SALES OF THE SHARES (INCLUDING THE AGENT'S WARRANTS AND RESERVED SHARES)) OR ANY PROVISION OF THE COMPANY'S ARTICLES OF INCORPORATION, AS AMENDED, OR BYLAWS, AND DO NOT CONFLICT WITH OR CONSTITUTE, WITH OR WITHOUT THE PASSAGE OF TIME OR THE GIVING OF NOTICE, A DEFAULT UNDER THE PROVISIONS OF ANY JUDGMENT, WRIT, DECREE OR ORDER KNOWN TO US OR OF ANY MATERIAL AGREEMENT OR INSTRUMENT WHICH WAS FILED AS AN EXHIBIT TO OR INCORPORATED BY REFERENCE TO THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998, TO WHICH THE COMPANY IS A PARTY OR BY WHICH IT IS BOUND (ALL OF WHICH ARE LISTED ON
SCHEDULE 2(K) TO THIS AGREEMENT); AND

                              (G) To our knowledge, there are no claims,
actions, suits, investigations or proceedings before or by any arbitrator, court, governmental authority or instrumentality pending or currently threatened against or affecting the Company or involving the properties of the Company which might materially and adversely affect the business, properties or financial condition of the Company or which might materially adversely affect the transactions or other acts contemplated by this Agreement or the validity or enforceability of this Agreement, except as set forth in or contemplated by the Offering Documents.

                     (vi) OPINION OF FRENCH COUNSEL. The Placement Agent shall receive the opinion of French counsel, dated the Closing(s), substantially to the effect that:

                              (A) Medical Science Systems France E.U. (the
"French Subsidiary") has been duly organized and is validly existing and in good standing under the laws of France and has the requisite corporate power and authority to own or hold its properties and conduct its business as now conducted; and

                              (B) all of the issued and outstanding shares of
capital stock of the French Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and all of the issued and outstanding shares of the capital stock of the French Subsidiary are owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                    (vii) OPINION OF PATENT COUNSEL. The Placement Agent shall receive the opinion of Foley, Hoag and Eliot, the patent counsel to the Company, dated the Closing(s), in form satisfactory to the Placement Agent.

                   (viii) The Placement Agent shall receive a certificate of the Company, signed by the President and Secretary thereof, that the representations and warranties


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
contained in Section 2 hereof are true and accurate in all material respects at such Closing with the same effect as though expressly made at such Closing.

                     (ix) The Placement Agent shall receive a copy of a duly executed escrow agreement in the form previously delivered to you (the "Escrow Agreement) with United States Trust Company of New York.

                     (x) The Placement Agent shall receive the agreements described in Section 4(j) which agreements shall be in full force and effect.

                     (xi) Within two days after each Closing, the Placement Agent shall receive copies of all letters from the Company to the investors transmitting the Shares and shall receive a letter from the Company confirming transmittal of the securities to the investors.

                  (c) BLUE SKY. A summary blue sky survey shall be prepared by counsel to the Placement Agent stating the extent to which and the conditions upon which offers and sales of the Shares may be made in certain jurisdictions. It is understood that such survey may be based on or rely upon (i) the representations of each Subscriber set forth in the Subscription Agreement delivered by such Subscriber, (ii) the representations, warranties and agreements of the Company set forth in Section 2 of this Agreement, (iii) the representations and warranties of the Placement Agent, and (iv) the representations of the Company set forth in the certificate to be delivered at each Closing pursuant to paragraph (vi) of Section 3(b).

                  (d) PLACEMENT FEE AND EXPENSES. Simultaneously with payment for and delivery of the Shares at each Closing as provided in paragraph 3(a) above, the Company shall at such Closing pay to the Placement Agent (i) a commission equal to ten percent (10%) of the aggregate purchase price of the Shares sold and (ii) any expenses incurred by the Placement Agent that are described in Section 4(b), except as set forth below. At each Closing, the Company shall also pay all reasonable fees and expenses of Baker & McKenzie, counsel to the Placement Agent, and all expenses (not to exceed ten thousand dollars ($10,000)) in connection with the qualification of the Shares under the securities or Blue Sky laws of the states which the Placement Agent shall designate. The Company will, at each Closing, issue to you or your designees (which may include any Selected Dealer or any officer of the Placement Agent or a Selected Dealer) the Agent's Warrants in the form annexed hereto as Exhibit 1 to purchase such number of shares of Common Stock equal to 10% of the number of shares of Common Stock underlying the Shares sold in the Offering. The Agent's Warrants will be exercisable for a period of four years from the first anniversary of the Initial Closing of the Offering.

                  (e) BRING DOWN OPINIONS AND CERTIFICATES. If there is more than one Closing, then at each such Closing there shall be delivered to the Placement Agent updated opinions and certificates as described in (v), (vi) and
(vii) of Section 3(b) above, respectively.

                  (f) NO ADVERSE CHANGES. There shall not have occurred, at any time prior to the Closing or if applicable, any additional Closing, (i) any domestic or international event, act or occurrence which has materially disrupted, or in the Placement Agent's opinion will in the immediate future materially disrupt, the securities markets; (ii) a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market; (iii) any outbreak of major hostilities or other national or international calamity;
(iv) any banking moratorium declared by a state or federal authority; (v) any moratorium declared in foreign exchange trading by major international banks or other persons; (vi) any material interruption in the mail service or other means of communication within the United States; (vii) any material adverse change in the business, properties, assets, results of operations, or financial condition of the Company; or (viii) any change in the market for securities in general or in political, financial, or economic conditions which, in the Placement Agent's reasonable judgment, makes it inadvisable to proceed with the offering, sale, and delivery of the Shares.

                  (g) CAPITALIZATION. As of the Closing Date, the Company shall not have more the 7,127,440 shares of Common Stock outstanding, including any and all securities with equivalent rights to the Common Stock, shares of Common Stock or any other securities with equivalent rights, issuable upon exercise of options, warrants and other contract rights, securities convertible directly or indirectly into shares of Common Stock or such other security having equivalent rights; provided, however, that the shares of Common Stock issuable upon exercise of the Agent's Warrants shall be excluded from this provision.

            4. COVENANTS OF THE COMPANY.

                  (a) USE OF PROCEEDS. The net proceeds of the Offering will be used by the Company substantially as set forth in the Offering Memorandum. The Company shall not use any of the proceeds from the Offering to repay any indebtedness of the Company, including but not limited to indebtedness to any current executive officers, directors or principal stockholders of the Company.

                  (b) EXPENSES OF OFFERING. The Company shall be responsible for, and shall bear all expenses directly incurred in connection with, the proposed Offering including, but not limited to, (i) reasonable legal fees (including those of counsel to the Placement Agent and the Company); (ii) printing, duplication and other costs of preparing the Offering Documents and all amendments, supplements and exhibits thereto in such quantities as the Placement Agent reasonably deems necessary; (iii)costs of preparing and delivering the Agency Agreement and the blue sky memorandum, Share and Reserved Share certificates, and all other placement agent and selling documents, including, but not limited to, all postage, mailing, express charges and other expenses as directed by the Placement Agent; and (iv) expenses in connection with blue sky registrations, including, but not limited to, filing fees, legal expenses, registrar and transfer agent fees, accounting fees, issue and transfer taxes, expenses of the Placement Agent's counsel and the fees and disbursements of counsel in connection with blue sky matters; provided however that such legal fees for blue sky matters are not to exceed $10,000 (the "Company Expenses").

                  If the Private Placement is not completed for any reason, except if such prevention is based upon a breach by the Company of any covenant, representation or warranty contained herein, the Company shall not be liable for the Placement Agent expenses. If the Private Placement is not completed because the Company prevents it or because of a breach by the Company of any such covenants, representations or warranties, the Company shall remain liable for such expenses and the Placement Agent shall receive the Agent's Warrants.

                  (c) AUTHORIZATION AND RESERVATION OF COMMON STOCK. The Company shall reserve and keep available that maximum number of its authorized but unissued shares of Common Stock which are issuable upon conversion of the Shares and exercise of the Agent's Warrants. The Company has taken all necessary actions to cause (other than obtaining stockholder approval of the conversion of the Shares), and will use its reasonable best efforts to cause, the issuance, sale and delivery by the Company of the shares of Common Stock issuable upon conversion of the Shares and exercise of the Agent's Warrants to be duly authorized by all requisite corporate action of the Company. The Reserved Shares have been duly reserved for issuance upon conversion of all or any of the Shares and exercise of the Agent's Warrants. The foregoing is subject to approval by the Company's stockholders of an amendment to the Company's Articles of Incorporation increasing the number of authorized Shares of Common Stock to a number sufficient to allow the issuance of such Shares of Common Stock reserved for issuance, including, the Common Stock to be issued upon conversion of the Shares, and the filing and effectiveness of such amendment.

                  (d) REQUIRED REGISTRATION. The Company agrees to prepare and file with the SEC thirty (30) days after the Closing Date of the Offering a registration statement under the Securities Act covering the resale of the shares of Common Stock issuable upon conversion of the Shares, subject to the approval by the Company's shareholders. Such registration statement filed with the SEC pursuant to this section shall become and remain effective until the earlier of (i) 2 years from the date of effectiveness thereof or (ii) the date when all such securities are sold which have been registered pursuant to such registration statement.

                  (e) NOTIFICATION. The Company shall notify the Placement Agent immediately, and in writing, (A) when any event shall have occurred during the period commencing on the date hereof and ending on the later of the last Closing or the Termination Date as a result of which the Offering Documents would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) of the receipt of any notification with respect to the modification, rescission, withdrawal or suspension of the qualification or registration of the Shares, or of any exemption from such registration or qualification, in any jurisdiction. The Company will use its reasonable best efforts to prevent the issuance of any such modification, rescission, withdrawal or suspension and, if any such modification, rescission, withdrawal or suspension is issued and you so request, to obtain the lifting thereof as promptly as possible.

                  (f) BLUE SKY. The Company will use its reasonable best efforts to qualify or register the Shares for offering and sale under, or establish an exemption from such qualification or registration under, the securities or "blue sky" laws of such jurisdictions as you may reasonably request; provided however, that the Company will not be obligated to qualify as a dealer in securities in any jurisdiction in which it is not so qualified. The Company will not consummate any sale of Shares in any jurisdiction in which it is not so qualified or in any manner in which such sale may not be lawfully made.

                  (g) FORM D FILING. The Company shall file five copies of a Notice of Sales of Securities on Form D with the Securities and Exchange Commission (the "Commission") no later than 15 days after the first sale of the Shares. The Company shall file promptly such amendments to such Notices on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers and sales are made. The Company shall furnish the Placement Agent with copies of all such filings.

                  (h) PRESS RELEASES, ETC. The Company shall not, during the period commencing on the date hereof and ending on the later of the last Closing or the Termination Date, issue any press release or other communication, or hold any press conference with respect to the Company, its financial condition, results of operations, business, properties, assets, or liabilities, or the Offering, without the prior notice to and review by the Placement Agent.

                  (i) FORM 10-QSB The Company will provide to the Placement Agent, promptly upon the filing thereof with the Commission (and in any event no later than 5 days of such filing), a copy of its Quarterly Report in Form 10-QSB for the three month period ended March 31, 1999 and copies of all other reports filed under the Securities and Exchange Act of 1934, as amended, and rules promulgated thereunder, prior to each Closing.

                  (j) RESTRICTIONS ON ISSUANCE OF SECURITIES. Prior to the Closing Date, the Company will not, without the prior written consent of the Placement Agent, issue additional shares of Common Stock or grant any warrants, options or other securities of the Company.

                  (k) TRANSFER OF SHARES OF COMMON STOCK BY CERTAIN INDIVIDUALS. The Company covenants that Paul J. White, Kenneth S. Korman and Michael G. Newman will each individually agree that he will not directly or indirectly offer, sell, transfer, pledge, assign, hypothecate or otherwise encumber ninety percent (90%) of his shares of Common Stock or other securities convertible for the Common Stock regardless of whether owned by him individually or collectively, or otherwise dispose of any interest therein under Rule 144 of the Securities Act or otherwise, from February 24, 1999 until twelve (12) months following the Closing Date of the Offering. However, the above-mentioned individuals may transfer their shares of Common Stock by gift or in a private transaction, if the done or transferee agrees in writing to be bound to the same provisions stated herein.

            5.    INDEMNIFICATION.

                  (a) The Company agrees to indemnify and hold harmless the Placement Agent and each Selected Dealer, if any, and their respective shareholders, directors, officers, agents and controlling persons (an "Indemnified Party") against any and all loss, liability, claim, damage and expense whatsoever (and all actions in respect thereof), and to reimburse the Placement Agent for reasonable legal fees and related expenses as incurred (including, but not limited to the costs of giving testimony or furnishing documents in response to a subpoena or otherwise, and the costs of investigating, preparing or defending any such action or claim whether or not in connection with litigation in which the Placement Agent is a party), arising out of any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company will not be liable in any such case, and the Placement Agent agrees to indemnify the Company, to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon an untrue or alleged statement or omission made in reliance upon and conformity with written information furnished to the Company by or on behalf of the Placement Agent specifically for use in the preparation of the Offering Documents, which information consists solely of the manner of distribution of the Shares as set forth in the Offering Memorandum under "Plan of Distribution."

                  (b) The Company agrees to indemnify and hold harmless an Indemnified Party to the same extent as the foregoing indemnity, against any and all loss, liability, claim, damage and expense whatsoever directly arising out of the exercise by any person of any right under the Securities Act or the Exchange Act or the securities or Blue Sky laws of any state on account of violations of the representations, warranties or agreements set forth in Section 2 hereof.

                  (c) Promptly after receipt by a person entitled to indemnification pursuant to the foregoing subsection (a) or (b) (an "indemnified party") under this Section of notice of the commencement of any action, the indemnified party will, if a claim in respect thereof is to be made against the Company under this Section, notify in writing the Company of the commencement thereof; but the omission so to notify the Company will not relieve it from any liability which it may have to the indemnified party otherwise than under this Section. In case any such action is brought against an indemnified party, and it notifies the Company of the commencement thereof, the Company will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to the indemnified party, and after notice from the Company to the indemnified party of its election so to assume the defense thereof, the Company will not be liable to the indemnified party under this Section for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Company if the Company has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that the fees and expenses of such counsel shall be at the expense of the Company if (i) the employment of such counsel has been specifically authorized in writing by the Company or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party or parties and the Company and, in the judgment of the indemnified party, it is advisable for the indemnified party or parties to be represented by separate counsel (in which case the Company shall not have the right to assume the defense of such action on behalf of the indemnified party or parties), it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for the indemnified party or parties. No settlement of any action against an indemnified party shall be made without the consent of the indemnified party, which shall not be unreasonably withheld in light of all factors of importance to the indemnified party.

            6.    CONTRIBUTION.

To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section (5) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any officer, director, employee or agent for the Company, or any controlling person of the Company), on the one hand, and the Placement Agent and any Selected Dealers (including for this purpose any contribution by or on behalf of an indemnified party), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent and the Selected Dealers, on the other hand; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and the Placement Agent and the Selected Dealers in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. In no case shall the Placement Agent or a Selected Dealer be responsible for a portion of the contribution obligation in excess of the compensation received by it pursuant to Section 3 hereof or the Selected Dealer Agreement, as the case may be. No person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person, if any, who controls the Placement Agent or a Selected Dealer within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, stockholder, employee and agent of the Placement Agent or a Selected Dealer, shall have the same rights to contribution as the Placement Agent or the Selected Dealer, and each person, if any who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act and each officer, director, employee and agent of the Company, shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 6. Anything in this
Section 6 to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 6 is intended to supersede any right to contribution under the Securities Act, the Exchange Act, or otherwise.

            7.    Miscellaneous.

                  (a) SURVIVAL. Any termination of the Offering without consummation thereof shall be without obligation on the part of any party except that the indemnification provided in Section 5 hereof and the contribution provided in Section 6 hereof shall survive any termination and shall survive the Closing Date for a period of two years and except as otherwise specifically set forth herein.

                  (b) REPRESENTATIONS, WARRANTIES AND COVENANTS TO SURVIVE DELIVERY. The respective representations, warranties, indemnities, agreements, covenants and other statements of the Company as of the date hereof shall survive execution of this Agreement and delivery of the Shares and the termination of this Agreement for a period of two years.

                  (c) NO OTHER BENEFICIARIES. This Agreement is intended for the sole and exclusive benefit of the parties hereto and their respective successors and controlling persons, and no other person, firm or corporation shall have any third-party beneficiary or other rights hereunder.

                  (d) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York without regard to conflict of law provisions.

                  (e) COUNTERPARTS. This Agreement may be signed in counterparts with the same effect as if both parties had signed one and the same instrument.

                  (f) NOTICES. Any communications specifically required hereunder to be in writing, if sent to the Placement Agent, will be mailed, delivered and confirmed to it at Fine Equities, Inc., 600 Third Avenue, New York, New York 10016, Att: N. Scott Fine, with a copy to Baker & McKenzie, 805 Third Avenue, New York, New York 10022, Att: Michael S. Novins, Esq. and if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Medical Science Systems, Inc., 100 N.E. Loop 410, Suite 820, San Antonio, Texas 78216, Att: Spence Allen, with a copy to Fulbright & Jaworski, 300 Convent, Suite 2200, San Antonio, Texas 78205, Att: Daryl Lansdale.

                  (g) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the matters herein referred and supersedes all prior agreements and understandings, written and oral, between the parties with respect to the subject matter hereof, including, but not limited to, the letter of intent between the parties hereto dated February 24, 1999. Neither this Agreement nor any term hereof may be changed, waived or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver or termination is sought.

            If you find the foregoing is in accordance with our understanding, kindly sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us.


                                    Very truly yours,

                                    MEDICAL SCIENCE SYSTEMS, INC.


                                    By: _______________________________
                                        Title:

Agreed:

FINE EQUITIES, INC.

By:   ________________________
      Authorized Officer

                                  SCHEDULE A

                         MEDICAL SCIENCE SYSTEMS, INC.


                      PRIVATE PLACEMENT SELLING AGREEMENT

                                                New York, New York
                                                April 12, 199


Fine Equities
600 Third Avenue
New York, New York  10016

Dear Sirs:

            1. Medical Science Systems, Inc. (the "Company") is offering for sale on a "best efforts" basis, up to $5,000,000 in aggregate selling price of shares of Series A Preferred Stock, no par value per share ("Shares"). The Shares and the terms under which they are to be offered for sale by the Company are more particularly described in the Confidential Private Placement Memorandum dated April 14, 1999 (the "Offering Memorandum") and the form of subscription agreement between the Company and each subscriber (the "Subscription Agreement"), the exhibits to the Offering Memorandum and the Subscription Agreement, and any other documents delivered to subscribers (herein, collectively the "Offering Documents"). Fine Equities, Inc. (the "Placement Agent") has agreed to act as exclusive placement agent to the Company for the purpose of assisting the Company in finding subscribers who satisfy the requirements set forth in the Offering Documents and more particularly in the Subscription Agreement (herein, "Qualified Subscribers") pursuant to the offering ("Private Placement") described in the Offering Documents.

            2. The Shares are to be offered to a limited number of subscribers by the Company at the price per Share set forth in the Offering Documents (the "Subscription Price"), in accordance with the terms of offering thereof set forth in the Offering Documents.

            3. We are extending the right, subject to the terms and conditions hereof, to assist the Company in finding Qualified Subscribers to purchase a portion of the Shares, to certain dealers who are actually engaged in the investment banking or securities business and who are members in good standing of the National Association of Securities Dealers, Inc. (the "NASD") (such dealers who shall agree to assist in locating Qualified Subscribers for Shares hereunder being herein called "Selected Dealers"), at the Subscription Price, for which they will receive a commission of ____% of the Subscription Price for Shares purchased by Qualified Subscribers presented to the Company by them. The Selected Dealers have agreed to comply with the provisions of all applicable Rules of Fair Practice of the NASD. We may be included among the Selected Dealers.

            4. We shall have full authority to take such action as we may deem advisable in respect of all matters pertaining to the Private Placement of the Shares.

            5. If you desire to present to the Company any Qualified Subscribers for Shares, your application should reach us promptly by telephone or telegraph at 600 Third Avenue, New York, New York 10016, Attention: N. Scott Fine, telephone number (212) 687-0888. We reserve the right to reject subscriptions in whole or in part, to make allotments and to close the subscription books at any time without notice. The Shares allotted to the Qualified Subscribers presented by you will be confirmed, subject to the terms and conditions of this Agreement.

            6. The privilege of assisting the Company in finding Qualified Subscribers for the Shares is extended to you only so long as the Company may lawfully sell the Shares to residents in the state in which any such Qualified Subscribers reside pursuant to the terms of the Offering Documents.

            7. Any Shares offered under the terms of this Agreement and the Offering Documents may only be offered and sold subject to the securities or blue sky laws of the various states or other jurisdictions.

            You agree to advise us from time to time, upon request, of the number of sets of Offering Documents delivered to qualified subscribers by you hereunder at the time of such request.

            No expenses shall be charged to Selected Dealers.

            Neither you nor any other person is or has been authorized to give any information or to make any representation in connection with the offer or sale of the Shares other than as contained in the Offering Documents.

            8. On becoming a Selected Dealer, and in assisting the Company in finding Qualified Subscribers for the Shares, you agree to comply with all the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act") specifically with respect to the requirements of Regulation D thereunder. You confirm that you are familiar with Rules 501 and 502 under the 1933 Act relating to the limitations on the manner in which a private placement may be conducted pursuant to Regulation D under the 1933 Act.

            9. Upon request, you will be informed as to the states and other jurisdictions in which we have been advised that the Shares have been qualified or are exempt from registration requirements for offer and sale under the respective securities or blue sky laws of such states and other jurisdictions, but we do not assume any obligation or responsibility as to the right of any Selected Dealer to offer the Shares in any state or other jurisdiction or as to the eligibility of the Shares for sale therein. We will, if requested, file a Further State Notice in respect of the Shares pursuant to Article 23-A of the General Business Law of the State of New York.

            10. No Selected Dealer is authorized to act as our agent or an agent of the Company or otherwise to act on our behalf in assisting the Company in finding Qualified Subscribers or otherwise or to furnish any information or make any representation except as contained in the Offering Documents.

            11. Nothing will constitute the Selected Dealers an association or other separate entity or partners with us, or with each other, but you will be responsible for your share of any liability or expense based on any claim to the contrary. We shall not be under any liability for or in respect of value, validity or form of the Shares or the delivery of the Shares, or the performance by anyone of any agreement on its part, or the qualification of the Shares for offer or sale under the laws of any jurisdiction, or for or in respect of any other matter relating to this Agreement, except for lack of good faith and for obligations expressly assumed by us in this Agreement and no obligation on our part shall be implied herefrom. The foregoing provisions shall not be deemed a waiver of any liability imposed under the federal securities laws.

            12. Payment for the Shares subscribed for hereunder is to be made by Qualified Subscribers at the Subscription Price during the term of the Private Placement set forth in the Offering Documents at the office of Fine Equities, 600 Third Avenue, New York, New York 10016, by a certified or official bank check, payable to the order of [Escrow Agent name and account].

            13. Notice to us should be addressed to Fine Equities, 600 Third Avenue, New York, New York 10016, Attention: N. Scott Fine. Notices to you shall be deemed to have been duly given if mailed to you at the address to which this letter is addressed.

            14. If you desire to assist the Company in finding Qualified Subscribers pursuant to the terms set forth above, please confirm your application by signing and returning to us your confirmation on the duplicate copy of this letter enclosed herewith, even though you may have previously advised us thereof by telephone or telegraph. Our signature hereon may be by facsimile.

                                    Very truly yours,

                                    FINE EQUITIES, INC.



                                    By: ________________________________
                                        Authorized Officer

Fine Equities, Inc.
600 Third Avenue
New York, New York  10016

            We hereby present to Medical Science Systems, Inc. (the "Company") Qualified Subscribers for $______ of Shares in accordance with the terms and conditions stated in the foregoing letter. We hereby acknowledge receipt of the Offering Documents referred to in the first paragraph thereof relating to said Shares. We confirm that we are a dealer actually engaged in the investment banking or securities business and that we are a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"). We hereby agree to comply with all of the applicable provisions of the Rules of Fair Practice of the NASD.

                                    Firm:_________________________________


                                    By: __________________________________
                                        Authorized Officer




Dated:________________________